Note 2. Summary of Significant Accounting Policies: Going Concern (Policies)	6 Months Ended
Jun. 30, 2014
Policies
Going Concern

Going Concern

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.  The Company’s discontinued pressure washing operations had minimal sales for the first fiscal quarter and a net loss of ($33,196) for the six months ended June 30, 2014, compared to the net loss of ($10,110) for the six months ended June 30, 2013.

The Company changed its corporate strategy and direction during the quarter ended June 30, 2014, however, the Company’s continuation is still a going concern and is dependent upon its ability to obtain clients and investment capital to fund at the new strategy and plan of operations. No assurance can be given that the Company will be successful in these efforts.